                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                   ______________

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      SEPTEMBER 11, 1998
                                                       ------------------



                                 CONDUCTUS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                 000-19915                    77-0162388
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      (STATE OR OTHER             (COMMISSION                 (IRS EMPLOYER
      JURISDICTION OF             FILE NUMBER)              IDENTIFICATION NO.)
       INCORPORATION)


          969 W. MAUDE AVENUE, SUNNYVALE, CA                    94086
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (408) 523-9950
                                                          --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.        OTHER EVENTS
The information which is set forth in the Registrant's News Release dated September 15, 1998 is incorporated by reference. In addition, the Registrant has sold as part of its Series B Preferred Stock financing, over 1,481,485 shares of its Series B Preferred Stock to entities affiliated with Asset Management Associates 1984 and Mr. Charles L. Grimes, each of which was, prior to the financing, greater than 5% stockholders of the Registrant.

ITEM 7.        EXHIBITS
(c)    EXHIBITS:

       Exhibit
        Number
       -------
       3.1            Certificate of Designation of Series B Preferred Stock of the Registrant.
       99.1           Text of Press Release dated September 15, 1998.

                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conductus, Inc.
-------------------------
(Registrant)

Date: September 24, 1998      By: /s/ Charles E. Shalvoy
                                  ----------------------
                                  Charles E. Shalvoy
                                  President and Chief Executive Officer

                                  CONDUCTUS, INC.

                                   EXHIBIT INDEX

Exhibit
 Number
-------
3.1            Certificate of Designation of Series B Preferred Stock of the Registrant.
99.1           Text of Press Release dated September 15, 1998.